SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM 8-K/A
                           Amendment No. 1

             Current Report Pursuant to Section 13 or 15(d)
                 of the Securities Exchange Act of 1934

Date of Report June 10, 1994               Commission file number 1-8459

                          New Plan Realty Trust
           (Exact name of registrant as specified in charter)
   Massachusetts                                       13-1995781
(State of Incorporation)               (IRS Employer Identification No.)

          1120 Avenue of the Americas, New York, New York 10036
                (Address of principal executive offices)

                              (212) 869-3000
                     (Registrant's telephone number)


     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated May 20, 1994 as set forth in the pages attaches hereto:

Item 7.        Financial Statements and Exhibits.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 NEW PLAN REALTY TRUST
                                     (Registrant)

                                 By:___________________________
                                    Michael I. Brown
                                    Chief Financial Officer,
                                     Controller
Dated: June 10, 1994
Item 7.   Financial Statements, Pro Forma Financial Statements and
Exhibits.

          Included herewith are the following financial statements reflecting the acquisition of four shopping centers: Western Village, Brentwood Plaza, Hamilton Plaza and Albany Plaza.

     1. Report of Eichler, Bergsman, Belonsky & Guz, Independent Certified Public Accountants, dated June 8, 1994.

     2. Certain properties acquired - Historical summary of revenues and certain operating expenses for the year ended December 31, 1993.

     3. New Plan Realty Trust and Subsidiaries - Estimates of net income and funds generated from certain properties acquired (unaudited), and related Notes.

     4. New Plan Realty Trust and Subsidiaries - Pro forma condensed financial statements (unaudited):

          (a) Pro forma condensed statements of income for the nine months ended April 30, 1994 and the twelve months ended July 31, 1993.

          (b)  Pro forma condensed balance sheet as at April 30, 1994.

          (c)  Notes to pro forma condensed financial statements.

New Plan Realty Trust
1120 Avenue of the Americas
New York, New York 10036

                      INDEPENDENT AUDITOR'S REPORT

We have audited the accompanying Historical Summary of Revenues and Certain Operating Expenses of Western Village, Brentwood Plaza, Hamilton Plaza and Albany Plaza (the "Properties") for the year ended December 31, 1993. This Historical Summary is the responsibility of New Plan Realty Trust's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and its use for any other purpose may be inappropriate. Accordingly, as described in the Note to the Historical Summary, the statement excludes interest, depreciation, and general and administrative expenses for the period examined, and is not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses (exclusive of interest, depreciation and general and administrative expenses) in conformity with generally accepted accounting principles.


Eichler Bergsman Belonsky & Co.
June 8, 1994
New York, New York


                        CERTAIN PROPERTY ACQUIRED
          HISTORICAL SUMMARY OF REVENUES AND CERTAIN OPERATING
                EXPENSES FOR THE YEAR ENDED JUNE 30, 1993



     Rental Income                                     $4,023,004

          Repairs and maintenance         $238,599
          Real estate taxes                519,491
          Certain operating expenses       139,296     $  897,386
                                          __________   ___________
     Excess of revenues over
       certain operating expenses                      $3,125,618
                                                       ___________



NOTE:

The Historical Summary of Revenues and Certain Operating Expenses relate to the operations of Western Village, Brentwood Plaza, Hamilton Plaza and Albany Plaza (the "Properties"), while under ownership previous to New Plan Realty Trust. The Properties are shopping centers.

The summary has been prepared on the accrual method of accounting. Operating expenses include maintenance and repair expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expense, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

Minimum future rentals for years ended December 31, under existing commercial operating leases at the shopping center being reported on are approximately as follows (in thousands):

     1994 -    $3,222                   1997 -        $2,288
     1995 -     3,162                   1998 -         1,722
     1996 -     2,975                   thereafter -   7,356

The above assumes that all leases which expire are not renewed, therefore neither renewal rentals nor rentals from replacement tenants are included.

Minimum future rentals do not include contingent rentals which may be received under certain leases on the basis of percentage of reported tenants' sales volume, increases in Consumer Price Indices, common area maintenance charges and real estate tax reimbursements.

                 NEW PLAN REALTY TRUST AND SUBSIDIARIES
            INFORMATION PURSUANT TO RULE 3-14 REGULATION S-X

Part I    MANAGEMENT ASSESSMENT

     Management's assessment of the Property prior to acquisition includes, but is not limited to, the quality of the tenant base, regional demographics, the competitive environment, operating expenses and local property taxes. In addition, the physical aspect of the property, location, condition and quality of design and construction are evaluated. Management also always conducts Phase I and II environmental tests. All factors, when viewed in their entirety, have met management's acquisition criteria. Management is not aware of any material factors relating to the acquisition other than those discussed above.

Part II ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED FROM CERTAIN PROPERTY ACQUIRED (UNAUDITED)

a. The following presents an estimate of net income and funds generated from the operation of the acquired Property for a twelve month period ended December 31, 1993 based on the Historical Summary of Revenues and Certain Operating Expenses for the Year Ended December 31, 1993. These estimated results do not purport to present expected results of operations for the Property in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

Estimates of taxable operating income:                 (000 omitted)
______________________________________

Operating income before depreciation and
  mortgage interest expense                             $3,126

Less:

Estimated depreciation                                  515
                                                        ________
Estimated taxable operating income                      $2,611
                                                        ========
Estimates of funds generated:
______________________________________
Estimated taxable operating income                      $2,611

Add:  Estimated depreciation                            515
                                                        ______

Estimate of funds generated                             $3,126
                                                        =======

b. Estimated taxable income for New Plan Realty Trust (including the acquired properties) for the year ended July 31, 1993 is approximately the same as Pro Forma net income and Revised Pro Forma net income reported on the Pro Forma Condensed Statement of Income (Unaudited).

                 NEW PLAN REALTY TRUST AND SUBSIDIARIES
        NOTES TO ESTIMATES OF NET INCOME AND FUNDS GENERATED FROM
                       CERTAIN PROPERTIES ACQUIRED
                               (UNAUDITED)

Basis of Presentation

     1. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 40 year life using the straight line method.

     2. No income taxes have been provided because New Plan Realty Trust is taxed as a real estate investment trust under the provisions of the Internal Revenue Code. Accordingly, the Trust does not pay Federal income tax whenever income distributed to shareholders is equal to at least 95% of real estate investment trust taxable income and certain other conditions are met.


                 NEW PLAN REALTY TRUST AND SUBSIDIARIES
                PRO FORMA CONDENSED FINANCIAL STATEMENTS
                               (UNAUDITED)

     The following unaudited pro forma condensed balance sheet at April 30, 1994 reflects the acquisition of four shopping centers (Western Village and Brentwood Plaza on May 5, 1994 and Hamilton Plaza and Albany Plaza on May 12, 1994) as if the transaction had occurred on that date.

     The pro forma condensed statements of income for the year ended July 31, 1993 and the nine months ended April 30, 1994 assume the acquisition of this property as if it had occurred as of August 1, 1992 and 1993, respectively. This pro forma information is based on the historical statements of the Trust after giving effect to the acquisition of these properties.

     The unaudited pro forma condensed financial statements have been prepared by New Plan Realty Trust management. The unaudited pro forma condensed statements of income may not be indicative of the results that would have actually occurred if the acquisitions had been in effect on the dates indicated. Also, they may not be indicative of the results that may be achieved in the future. The unaudited pro forma condensed financial statements should be read in conjunction with New Plan Realty Trust's audited financial statements as of July 31, 1993 and for the year then ended (which are contained in the Trust's Form 10-K for the year ended July 31, 1993) and the unaudited financial statements as of April 30, 1994 and for the nine months then ended (which are contained in the Trust's Form 10-Q for the period ended April 30, 1994) and the accompanying notes.


                 NEW PLAN REALTY TRUST AND SUBSIDIARIES
           PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                    NINE MONTHS ENDED APRIL 30, 1994

               (In thousands except for per share amounts)

                                   HISTORICAL    PRO FORMA
                    AS REPORTED   ACQUISITIONS  ADJUSTMENTS(2) PRO FORMA
                    ___________  ____________  ______________  _________

Rental Revenues        $69,268     $  3,017                     $72,285
Interest And Dividends   3,785                 ($ 908) (3,4)      2,877
                        ______________________________
                        73,053        3,017      (908)           75,162
Operating Expenses      24,087          673                      24,760
Depreciation Expense     8,241                    386  (3,5)      8,627
Mortgage and Other
  Interest               1,417                                    1,417
                        ______________________________
                        39,308        2,344    (1,294)           40,358
Other Deductions         2,156                                    2,156
Other Income               991                                      991

Net Income             $38,143     $  2,344   ($1,294)           39,193

                        ===============================

Net Income Per Share      $.78                                     $.80
Average Shares
Outstanding             49,148                                   49,148

                                              NEW PLAN REALTY TRUST AND SUBSIDIARIES
                                        PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                                                     YEAR ENDED JULY 31, 1993

                                            (In thousands except for per share amounts)


                                                                                  PREVIOUSLY REPORTED
                                          HISTORICAL      PRO FORMA                   HISTORICAL      PRO FORMA    REVISED
                            AS REPORTED  ACQUISITIONS  ADJUSTMENTS(2)  PRO FORMA    ACQUISITIONS(6)  ADJUSTMENTS  PRO FORMA
                            _________________________________________  ____________________________________________________
RENTAL REVENUES                $65,308      $4,023                      $69,331       $13,203        $2,469       $85,003
INTEREST AND DIVIDENDS          11,001                  ($1,133)(3,4)     9,868                      (4,576)        5,292
                               ___________________________________      ___________________________________________________
                                76,309       4,023       (1,133)         79,199        13,203       ($2,107)       90,295
OPERATING EXPENSES              22,400         897                       23,337         4,377                      27,714
DEPRECIATION EXPENSE             7,574                      515 (3,5)     8,089                       2,128        10,217
MORTGAGE AND OTHER INTEREST      1,386                                    1,386                                     1,386
                               ___________________________________      ___________________________________________________
                                44,909       3,126       (1,648)         46,387         8,826        (4,235)       50,978
OTHER DEDUCTIONS                 2,620                                    2,620                                     2,620
OTHER INCOME                       940                                      940                                       940
                               ___________________________________      ___________________________________________________
NET INCOME                     $43,229      $3,126      ($1,648)        $44,707       $ 8,826       ($4,235)      $49,298
                               ===================================      ===================================================

EARNINGS PER SHARE                $.89                                     $.92                                     $1.01

AVERAGE SHARES
  OUTSTANDING                   48,838                                   48,838                                    48,838

SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)



/TABLE

                 NEW PLAN REALTY TRUST AND SUBSIDIARIES
              PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
                          AS OF APRIL 30, 1994
                             (In Thousands)



                                              PRO FORMA
                              AS REPORTED     ADJUSTMENTS      PRO FORMA
                              ___________     ___________      _________

ASSETS:

  REAL ESTATE                  $513,192     $  25,750(1)        $538,942
  CASH, CASH EQUIVALENTS, MKT
   SEC AND OTHER INVESTMENTS     38,545       (25,750)(1)         12,795
  OTHER                          13,447                           13,447
                               ________                         ________

    TOTAL ASSETS               $565,184                         $565,184
                               ========                         ========

LIABILITIES:

  MORTGAGES PAYABLE            $ 28,140                         $ 28,140
  NOTES PAYABLE                  25,000                           25,000
  OTHER LIABILITIES              10,741                           10,741
                               ________                         ________
                                 63,881                           63,881
SHAREHOLDERS' EQUITY            501,303                          501,303

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY           $565,184                         $565,184
                               ========                         ========

SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

                 NEW PLAN REALTY TRUST AND SUBSIDIARIES
      NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)


1.  Represents the acquisition of the Property for cash.

2. Amounts as reported have been adjusted by historical results for the year ended December 31, 1993. These adjustments to the Pro Forma Condensed Statements of Income (Unaudited) have the effect of reflecting the results for the year ended July 31, 1993 and the nine months ended April 30, 1994 as if the Property had been acquired as of August 1, 1992 and 1993 respectively.

3. Pro Forma Adjustments to the Pro Forma Condensed Statement of Income (Unaudited) for the year ended July 31, 1993 includes adjustments to interest and dividends and depreciation expense to give effect to including the acquired properties as if they had been acquired on August 1, 1992. (See Notes 4 and 5.)

4. The reduction in interest and dividend income is due to the actual use of cash and cash equivalents to pay the purchase price of the acquisitions. The average rate of return for the year ended July 31, 1993 and the nine months ended January 31, 1994 was 4.3% and 4% respectively.

5. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 40 year life using the straight line method.

6. Refer to Form 8-K/A-Amendment No. 1 dated May 27, 1994 for previously reported amounts.